UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 9, 2015

ORBITAL ATK, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

45101 Warp Drive, Dulles, Virginia 20166

(Address of principal executive offices) (Zip Code)

(703) 406-5000

(Registrant’s telephone number, including area code)

Alliant Techsystems Inc.
1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209-2307

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 13, 2015, Orbital ATK, Inc. (“Orbital ATK”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on February 9, 2015, Orbital ATK, together with its wholly-owned subsidiary, Vista Merger Sub Inc., had completed its previously announced merger transaction with Orbital Sciences Corporation (“Orbital”).  In the Initial Form 8-K, Orbital ATK stated its intention to file the historical financial statements of Orbital required by part (a) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC.  Pursuant to the instructions to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the required financial information.

Item 9.01.       Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired

The audited consolidated financial statements of Orbital for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the unaudited condensed consolidated financial statements of Orbital for the nine months ended September 30, 2014 and September 30, 2013 are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of Orbital Sciences Corporation for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

99.2	Unaudited condensed consolidated financial statements of Orbital Sciences Corporation for the nine months ended September 30, 2014 and September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

February 20, 2015	By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of Orbital Sciences Corporation for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

99.2	Unaudited condensed consolidated financial statements of Orbital Sciences Corporation for the nine months ended September 30, 2014 and September 30, 2013.